EX-99.906CERT

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of the TIAA-CREF Mutual Funds, do hereby certify, to such officer's knowledge, that:

         The semi-annual report on Form N-CSR of the TIAA-CREF Mutual Funds (the "Funds") for the six month period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Dated: August 21, 2003                 /s/ Bertram L. Scott
                                       --------------------
                                       Bertram L. Scott
                                       Executive Vice President (Principal
                                       Executive Officer)
                                       TIAA-CREF Mutual Funds


Dated: August 21, 2003                 /s/ Richard L. Gibbs
                                       --------------------
                                       Richard L. Gibbs
                                       Executive Vice President
                                       (Principal Financial Officer),
                                       TIAA-CREF Mutual Funds